EXHIBIT 6


                           JOINT FILING AGREEMENT

          The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

          This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.

Dated:  January 25, 2000



                                        FORSTMANN LITTLE & CO.
                                        SUBORDINATED DEBT AND EQUITY
                                        MANAGEMENT BUYOUT
                                        PARTNERSHIP-VII, L.P.


                                        By:   FLC XXXIII Partnership
                                              its general partner



                                        By: /s/ Winston W. Hutchins
                                           ----------------------------
                                           Winston W. Hutchins,
                                           a general partner


                                        FORSTMANN LITTLE & CO. EQUITY
                                        PARTNERSHIP-VI, L.P.



                                        By:   FLC XXXII Partnership, L.P.
                                              its general partner



                                        By: /s/ Winston W. Hutchins
                                           ----------------------------
                                           Winston W. Hutchins,
                                           a general partner


                                        FL FUND, L.P.

                                        By:  FLC XXXI Partnership, L.P.
                                             its general partner

                                             By:  FLC XXIX Partnership, L.P.
                                                  a general partner

                                             By: /s/ Winston W. Hutchins
                                                ------------------------
                                                Winston W. Hutchins,
                                                a general partner